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                                                                      Exhibit 21



(21) LIST OF SUBSIDIARIES


                             UNITED NATIONAL BANCORP
                                      / \
                                       |
                                       |
                              UNITED NATIONAL BANK
                            (WHOLLY-OWNED SUBSIDIARY)
                                      / \
                                       |
                                       |
                             UNB INVESTMENT CO. INC.
                            (WHOLLY-OWNED SUBSIDIARY)